                                                                    EXHIBIT 99.2



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Riviana Foods Inc. (the "Company") Annual Report on Form 10-K for the year ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, E. Wayne Ray, Jr., Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         3. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         4. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: September 16, 2002                          By: /s/ E. Wayne Ray, Jr.
                                                      --------------------------
                                                      E. Wayne Ray, Jr.
                                                      Chief Financial Officer